Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 31, 1997, included in Fort James Corporation's current report on Form 8-K dated August 13, 1997 (filed on August 25, 1997) and to all references to our Firm included in this registration statement.


                                        /s/ Arthur Andersen LLP
                                        ----------------------
                                        Arthur Andersen LLP


Milwaukee, Wisconsin,

February 12, 1998.